Exhibit 99.1

25% REVENUE GROWTH POWERS RECORD 2Q25 RESULTS
 Second Quarter Core Net New Assets Equal $80.3 Billion, Up 31% Year-Over-Year
New Accounts Exceed 1 Million and Total Client Assets Reach a Record $10.76 Trillion
Record Quarterly GAAP Earnings Per Share of $1.08, $1.14 Adjusted (1)

WESTLAKE, Texas, July 18, 2025 – The Charles Schwab Corporation reported net income for the second quarter totaling $2.1 billion, or $1.08 earnings per share. Excluding $128 million of pre-tax transaction-related costs, adjusted (1) net income and earnings per share equaled $2.2 billion and $1.14, respectively.

Client Driven Growth	31% 2Q25 Core NNA Growth vs. 2Q24
“Retail investors and RIAs continued to turn to Schwab as a trusted partner, opening over 1 million new brokerage accounts and gathering $80.3 billion in core net new assets – up 31% versus 2Q24.”
President & CEO Rick Wurster

Diversified Revenue Growth	25% 2Q25 Revenue Growth vs. 2Q24
“Schwab delivered growth on all fronts during the second quarter. The firm’s diversified revenue model, coupled with our best-in-class scale and efficiency, produced quarterly records for both revenue and earnings per share.”
President & CEO Rick Wurster

Balance Sheet Management	$10.4B 2Q25 Reduction in Bank Supplemental Funding (2)	“Client transactional sweep cash finished June at $412.1 billion, enabling us to further reduce higher cost bank funding by $10.4 billion to $27.7 billion at quarter-end.” CFO Mike Verdeschi

Opportunistic Capital Return	$2.8B of Excess Capital Returned
“During the second quarter, we continued to enhance stockholder value by returning excess capital through multiple forms – including redeeming approximately $2.5 billion in preferred equity and repurchasing just over $350 million of common stock.”
CFO Mike Verdeschi

2Q25 Client and Business Highlights

•Total client assets increased 14% year-over-year to a record $10.76 trillion
•Core net new assets of $80.3 billion brings year-to-date asset gathering to $218.0 billion – up 39% year-over-year
•New brokerage account openings increased 11% year-over-year to 1.1 million for the quarter, helping active brokerage accounts and total client accounts reach 37.5 million and 45.2 million, respectively
•Managed Investing Solutions net inflows grew 37% versus 2Q24
•Margin balances ended the quarter at $83.4 billion – essentially flat quarter-over-quarter – as investors selectively increased leverage while equity markets rebounded following the disruption in early April
•Daily average trading volume remained robust at 7.6 million – up 38% versus 2Q24
•Charles Schwab recognized as Best Investing Platform Overall by U.S. News (3)
•Charles Schwab Bank ranked #1 in J.D. Power’s U.S. Direct Banking Satisfaction Study for the 7th consecutive year (4)

	Three Months Ended June 30,		%	Six Months Ended June 30,		%
Financial Highlights	2025	2024	Change	2025	2024	Change

Net revenues (in millions)	$5,851	$4,690	25%	$11,450	$9,430	21%
Net income (in millions)
GAAP	$2,126	$1,332	60%	$4,035	$2,694	50%
Adjusted	$2,222	$1,465	52%	$4,230	$2,934	44%
Diluted earnings per common share
GAAP	$1.08	$.66	64%	$2.07	$1.34	54%
Adjusted	$1.14	$.73	56%	$2.17	$1.47	48%
Pre-tax profit margin
GAAP	47.9%	37.2%		45.9%	37.6%
Adjusted	50.1%	41.0%		48.2%	40.9%
Return on average common
stockholders’ equity (annualized)	19%	14%		18%	15%
Return on tangible
common equity (annualized)	35%	34%		34%	36%
Note: Items labeled “adjusted” are non-GAAP financial measures; further details are included on pages 10-12 of this release. All per-share results are rounded to the nearest cent, based on weighted-average diluted common shares outstanding.

2Q25 Financial Commentary

•Quarterly net revenues grew year-over-year by 25% to a record $5.9 billion
•Net interest margin expanded sequentially by 12 basis points to 2.65% due primarily to the further reduction of higher cost liabilities and a rebound in securities lending activity
•Client transactional sweep cash balances ended at $412.1 billion, a sequential build of $4.3 billion, reflecting tax seasonality as well as client net equity selling during the period
•Bank Supplemental Funding (2) declined $10.4 billion during the quarter to $27.7 billion at June month-end
•Asset management and administration fees increased by 14% year-over-year to $1.6 billion, powered by organic growth, rebounding equity markets, and sustained product utilization
•Trading revenue increased 23% versus 2Q24 due to robust volumes
•GAAP expenses for the quarter increased 4% year-over-year; excluding second quarter amortization of acquired intangibles of $128 million, adjusted total expenses (1) were up 5% relative to 2Q24
•Capital ratios across the firm remained strong – including preliminary consolidated Tier 1 Leverage and adjusted Tier 1 Leverage (1) equaling 9.8% and 7.2%, respectively
•Redeemed $2.5 billion Series G Preferred Stock
•Repurchased 3.9 million shares of our common stock for $351 million during the quarter

(1) Further details on non-GAAP financial measures and a reconciliation of such measures to GAAP reported results are included on pages 10-12 of this release.
(2) Bank Supplemental Funding includes repurchase agreements at the banks, Schwab Bank Certificates of Deposit (CDs), and Federal Home Loan Bank balances.
(3) U.S. News & World Report’s Best Investing Platforms award was given on April 23, 2025. The criteria, evaluation, and ranking were determined by U.S. News & World Report. See https://money.usnews.com/investing/best-brokers/methodology for more information. Schwab paid a licensing fee to U.S. News & World Report for use of the award and logos.
(4) Charles Schwab Bank received the highest score in the checking segment of the J.D. Power 2019–2025 U.S. Direct Banking Satisfaction Studies, which measures overall satisfaction with direct branchless banks. Visit https://jdpower.com/awards for more details. The J.D. Power 2025 U.S. Direct Banking Satisfaction Study is independently conducted, and the participating firms do not pay to participate. Use of study results in promotional materials is subject to a license fee.

Summer Business Update
The company will host its Summer Business Update for institutional investors this morning from 7:30 a.m. - 8:30 a.m. CT, 8:30 a.m. - 9:30 a.m. ET.

Registration for this Update webcast is accessible at https://www.aboutschwab.com/schwabevents.

Forward-Looking Statements
This press release contains forward-looking statements relating to the company’s revenue model, scale and efficiency, and capital ratios. These forward-looking statements reflect management’s expectations as of the date hereof. Achievement of these expectations and objectives is subject to risks and uncertainties that could cause actual results to differ materially from the expressed expectations. Important factors that may cause such differences are described in the company’s most recent reports on Form 10-K and Form 10-Q, which have been filed with the Securities and Exchange Commission and are available on the company’s website (https://www.aboutschwab.com/financial-reports) and on the Securities and Exchange Commission’s website (https://www.sec.gov). The company makes no commitment to update any forward-looking statements.

About Charles Schwab
The Charles Schwab Corporation (NYSE: SCHW) is a leading provider of financial services, with 37.5 million active brokerage accounts, 5.6 million workplace plan participant accounts, 2.1 million banking accounts, and $10.76 trillion in client assets. Through its operating subsidiaries, the company provides a full range of wealth management, securities brokerage, banking, asset management, custody, and financial advisory services to individual investors and independent investment advisors. Its broker-dealer subsidiary, Charles Schwab & Co., Inc. (member SIPC, https://www.sipc.org), and its affiliates offer a complete range of investment services and products including an extensive selection of mutual funds; financial planning and investment advice; retirement plan and equity compensation plan services; referrals to independent, fee-based investment advisors; and custodial, operational and trading support for independent, fee-based investment advisors through Schwab Advisor Services. Its primary banking subsidiary, Charles Schwab Bank, SSB (member FDIC and an Equal Housing Lender), provides banking and lending services and products. More information is available at https://www.aboutschwab.com.

Contact Information

MEDIA
Mayura Hooper, 415-667-1525
public.relations@schwab.com

INVESTORS/ANALYSTS
Jeff Edwards, 817-854-6177
investor.relations@schwab.com

THE CHARLES SCHWAB CORPORATION
Consolidated Statements of Income
(In millions, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net Revenues
Interest revenue	$3,787	$3,817	$7,544	$7,758
Interest expense	(965)	(1,659)	(2,016)	(3,367)
Net interest revenue	2,822	2,158	5,528	4,391
Asset management and administration fees	1,570	1,383	3,100	2,731
Trading revenue	952	777	1,860	1,594
Bank deposit account fees	247	153	492	336
Other	260	219	470	378
Total net revenues	5,851	4,690	11,450	9,430
Expenses Excluding Interest
Compensation and benefits	1,536	1,450	3,208	2,988
Professional services	291	259	560	500
Occupancy and equipment	270	248	544	513
Advertising and market development	108	107	204	195
Communications	176	172	329	313
Depreciation and amortization	215	233	432	461
Amortization of acquired intangible assets	128	129	258	259
Regulatory fees and assessments	77	96	166	221
Other	247	249	491	435
Total expenses excluding interest	3,048	2,943	6,192	5,885
Income before taxes on income	2,803	1,747	5,258	3,545
Taxes on income	677	415	1,223	851
Net Income	2,126	1,332	4,035	2,694
Preferred stock dividends and other	149	121	262	232
Net Income Available to Common Stockholders	$1,977	$1,211	$3,773	$2,462
Weighted-Average Common Shares Outstanding:
Basic	1,817	1,828	1,819	1,827
Diluted	1,822	1,834	1,825	1,832
Earnings Per Common Shares Outstanding:
Basic	$1.09	$.66	$2.07	$1.35
Diluted	$1.08	$.66	$2.07	$1.34

THE CHARLES SCHWAB CORPORATION
Financial and Operating Highlights
(Unaudited)
	Q2-25 % change		2025		2024
	vs.	vs.	Second	First	Fourth	Third	Second
(In millions, except per share amounts and as noted)	Q2-24	Q1-25	Quarter	Quarter	Quarter	Quarter	Quarter
Net Revenues
Net interest revenue	31%	4%	$2,822	$2,706	$2,531	$2,222	$2,158
Asset management and administration fees	14%	3%	1,570	1,530	1,509	1,476	1,383
Trading revenue	23%	5%	952	908	873	797	777
Bank deposit account fees	61%	1%	247	245	241	152	153
Other	19%	24%	260	210	175	200	219
Total net revenues	25%	5%	5,851	5,599	5,329	4,847	4,690
Expenses Excluding Interest
Compensation and benefits	6%	(8)%	1,536	1,672	1,533	1,522	1,450
Professional services	12%	8%	291	269	297	256	259
Occupancy and equipment	9%	(1)%	270	274	276	271	248
Advertising and market development	1%	13%	108	96	101	101	107
Communications	2%	15%	176	153	131	147	172
Depreciation and amortization	(8)%	(1)%	215	217	224	231	233
Amortization of acquired intangible assets	(1)%	(2)%	128	130	130	130	129
Regulatory fees and assessments	(20)%	(13)%	77	89	89	88	96
Other	(1)%	1%	247	244	243	259	249
Total expenses excluding interest	4%	(3)%	3,048	3,144	3,024	3,005	2,943
Income before taxes on income	60%	14%	2,803	2,455	2,305	1,842	1,747
Taxes on income	63%	24%	677	546	465	434	415
Net Income	60%	11%	2,126	1,909	1,840	1,408	1,332
Preferred stock dividends and other	23%	32%	149	113	123	109	121
Net Income Available to Common Stockholders	63%	10%	$1,977	$1,796	$1,717	$1,299	$1,211
Earnings per common share:
Basic	65%	10%	$1.09	$.99	$.94	$.71	$.66
Diluted	64%	9%	$1.08	$.99	$.94	$.71	$.66
Dividends declared per common share	8%	—	$.27	$.27	$.25	$.25	$.25
Weighted-average common shares outstanding:
Basic	(1)%	—	1,817	1,817	1,831	1,829	1,828
Diluted	(1)%	—	1,822	1,822	1,836	1,834	1,834
Performance Measures
Pre-tax profit margin			47.9%	43.8%	43.3%	38.0%	37.2%
Return on average common stockholders’ equity (annualized) (1)			19%	18%	18%	14%	14%
Financial Condition (at quarter end, in billions)
Cash and cash equivalents	27%	(8)%	$32.2	$35.0	$42.1	$34.9	$25.4
Cash and investments segregated	110%	19%	45.6	38.4	38.2	33.7	21.7
Receivables from brokers, dealers, and clearing organizations	34%	48%	4.3	2.9	2.4	3.4	3.2
Receivables from brokerage clients — net	14%	(2)%	82.8	84.4	85.4	74.0	72.8
Available for sale securities	(28)%	(10)%	67.6	74.8	83.0	90.0	93.6
Held to maturity securities	(9)%	(3)%	139.7	143.8	146.5	149.9	153.2
Bank loans — net	19%	7%	50.4	47.1	45.2	43.3	42.2
Total assets	2%	(1)%	458.9	462.9	479.8	466.1	449.7
Bank deposits	(8)%	(5)%	233.1	246.2	259.1	246.5	252.4
Payables to brokers, dealers, and clearing organizations (2)	N/M	18%	18.6	15.7	13.3	16.4	5.9
Payables to brokerage clients	37%	9%	109.4	100.6	101.6	89.2	80.0
Accrued expenses and other liabilities (2)	2%	(2)%	10.8	11.0	12.3	11.2	10.6
Other short-term borrowings	(15)%	23%	8.5	6.9	6.0	10.6	10.0
Federal Home Loan Bank borrowings	(63)%	(22)%	9.0	11.5	16.7	22.6	24.4
Long-term debt	(10)%	(6)%	20.2	21.5	22.4	22.4	22.4
Total liabilities	1%	(1)%	409.5	413.4	431.5	418.8	405.7
Stockholders’ equity	13%	—	49.5	49.5	48.4	47.2	44.0
Total liabilities and stockholders' equity	2%	(1)%	458.9	462.9	479.8	466.1	449.7
Other
Full-time equivalent employees (at quarter end, in thousands)	1%	2%	32.6	32.1	32.1	32.1	32.3
Capital expenditures — purchases of equipment, office facilities, and property, net (in millions)	48%	(13)%	$136	$156	$258	$135	$92
Expenses excluding interest as a percentage of average client assets (annualized)			0.12%	0.12%	0.12%	0.12%	0.13%
Clients’ Daily Average Trades (DATs) (in thousands)	38%	2%	7,571	7,391	6,312	5,697	5,486
Number of Trading Days	(2)%	3%	62.0	60.0	63.0	63.5	63.0
Revenue Per Trade (3)	(10)%	(1)%	$2.03	$2.05	$2.20	$2.20	$2.25

(1) Return on average common stockholders’ equity is calculated using net income available to common stockholders divided by average common stockholders’ equity.
(2) Beginning in the fourth quarter of 2024, payables to brokers, dealers, and clearing organizations are presented separately from accrued expenses and other liabilities. Prior period amounts have been reclassified to reflect this change. Payables to brokers, dealers, and clearing organizations include securities loaned.
(3) Revenue per trade is calculated as trading revenue divided by the product of DATs multiplied by the number of trading days.
N/M Not meaningful. Percentage changes greater than 200% are presented as not meaningful.

THE CHARLES SCHWAB CORPORATION
Net Interest Revenue Information
(In millions, except ratios or as noted)
(Unaudited)

	Three Months Ended June 30,						Six Months Ended June 30,
	2025			2024			2025			2024
	Average Balance	Interest Revenue/ Expense	Average Yield/ Rate	Average Balance	Interest Revenue/ Expense	Average Yield/ Rate	Average Balance	Interest Revenue/ Expense	Average Yield/ Rate	Average Balance	Interest Revenue/ Expense	Average Yield/ Rate
Interest-earning assets
Cash and cash equivalents	$28,000	$305	4.30%	$28,839	$382	5.24%	$29,236	$633	4.30%	$31,394	$836	5.26%
Cash and investments segregated	47,574	506	4.20%	21,493	281	5.17%	43,117	918	4.23%	25,503	669	5.19%
Receivables from brokerage clients	79,616	1,332	6.62%	68,715	1,351	7.78%	81,367	2,714	6.63%	66,259	2,611	7.80%
Available for sale securities (1)	77,750	405	2.08%	104,045	555	2.13%	81,151	838	2.06%	107,956	1,149	2.12%
Held to maturity securities (1)	141,098	602	1.70%	154,314	658	1.70%	142,740	1,224	1.71%	155,862	1,348	1.73%
Bank loans	48,691	518	4.27%	41,562	460	4.44%	47,374	1,011	4.29%	41,046	900	4.40%
Total interest-earning assets	422,729	3,668	3.45%	418,968	3,687	3.50%	424,985	7,338	3.44%	428,020	7,513	3.49%
Securities lending revenue		96			95			156			171
Other interest revenue		23			35			50			74
Total interest-earning assets	$422,729	$3,787	3.56%	$418,968	$3,817	3.62%	$424,985	$7,544	3.54%	$428,020	$7,758	3.60%
Funding sources
Bank deposits	$237,645	$326	0.55%	$258,119	$840	1.31%	$241,660	$762	0.64%	$266,243	$1,761	1.33%
Payables to brokers, dealers, and clearing organizations (2)	16,657	167	3.97%	5,642	57	3.98%	15,424	304	3.93%	5,577	112	3.97%
Payables to brokerage clients	92,425	69	0.30%	67,680	77	0.45%	91,305	120	0.27%	68,011	150	0.44%
Other short-term borrowings	7,644	87	4.55%	9,268	129	5.59%	7,172	169	4.74%	8,327	232	5.60%
Federal Home Loan Bank borrowings	9,753	110	4.48%	25,582	348	5.42%	10,236	243	4.72%	25,220	678	5.35%
Long-term debt	20,624	206	3.94%	22,460	208	3.70%	21,448	418	3.87%	23,730	432	3.64%
Total interest-bearing liabilities (2)	384,748	965	1.00%	388,751	1,659	1.71%	387,245	2,016	1.04%	397,108	3,365	1.70%
Non-interest-bearing funding sources (2)	37,981			30,217			37,740			30,912
Other interest expense		—			—			—			2
Total funding sources	$422,729	$965	0.91%	$418,968	$1,659	1.59%	$424,985	$2,016	0.95%	$428,020	$3,367	1.57%
Net interest revenue		$2,822	2.65%		$2,158	2.03%		$5,528	2.59%		$4,391	2.03%
(1) Amounts have been calculated based on amortized cost.
(2) Beginning in the fourth quarter of 2024, payables to brokers, dealers, and clearing organizations is presented separately from non-interest-bearing funding sources and included in total interest-bearing liabilities. This line item includes securities loaned and related interest expense. Prior period amounts have been reclassified to reflect this change.

THE CHARLES SCHWAB CORPORATION
Asset Management and Administration Fees Information
(In millions, except ratios or as noted)
(Unaudited)

	Three Months Ended June 30,						Six Months Ended June 30,
	2025			2024			2025			2024
	Average Client Assets	Revenue	Average Fee	Average Client Assets	Revenue	Average Fee	Average Client Assets	Revenue	Average Fee	Average Client Assets	Revenue	Average Fee
Schwab money market funds	$644,811	$442	0.27%	$523,665	$357	0.27%	$633,143	$860	0.27%	$511,776	$693	0.27%
Schwab equity and bond funds, exchange-traded funds (ETFs), and collective trust funds (CTFs)	661,793	122	0.07%	565,848	112	0.08%	660,191	244	0.07%	552,755	219	0.08%
Mutual Fund OneSource ® and other no- transaction-fee funds	350,487	218	0.25%	338,198	214	0.25%	355,092	440	0.25%	326,387	423	0.26%
Other third-party mutual funds and ETFs	603,509	102	0.07%	600,902	102	0.07%	613,576	205	0.07%	603,263	208	0.07%
Total mutual funds, ETFs, and CTFs (1)	$2,260,600	$884	0.16%	$2,028,613	$785	0.16%	$2,262,002	$1,749	0.16%	$1,994,181	$1,543	0.16%
Managed investing solutions (1)
Fee-based	$595,203	$589	0.40%	$525,689	$510	0.39%	$592,843	$1,158	0.39%	$515,911	$1,013	0.39%
Non-fee-based	120,726	—	—	110,234	—	—	120,584	—	—	108,133	—	—
Total managed investing solutions	$715,929	$589	0.33%	$635,923	$510	0.32%	$713,427	$1,158	0.33%	$624,044	$1,013	0.33%
Other balance-based fees (2)	846,552	75	0.04%	763,750	69	0.04%	844,053	152	0.04%	741,599	138	0.04%
Other (3)		22			19			41			37
Total asset management and administration fees		$1,570			$1,383			$3,100			$2,731
(1) Managed investing solutions includes managed portfolios, specialized strategies, and customized investment advice such as Schwab Wealth AdvisoryTM, Schwab Managed PortfoliosTM, Managed Account Select®, Schwab Advisor Network®, Windhaven Strategies®, ThomasPartners® Strategies, Wasmer SchroederTM Strategies, Schwab Index Advantage advised retirement plan balances, Schwab Intelligent Portfolios®, Institutional Intelligent Portfolios®, Schwab Intelligent Portfolios Premium®, AdvisorDirect®, Essential Portfolios, Selective Portfolios, and Personalized Portfolios; as well as legacy non-fee managed investing solutions including Schwab Advisor Source and certain retirement plan balances. Average client assets for managed investing solutions may also include the asset balances contained in the mutual fund and/or ETF categories listed above. For the total end of period view, please see the Monthly Activity Report.
(2) Includes various asset-related fees, such as trust fees, 401(k) recordkeeping fees, and mutual fund clearing fees and other service fees.
(3) Includes miscellaneous service and transaction fees relating to mutual funds and ETFs that are not balance-based.

THE CHARLES SCHWAB CORPORATION
Growth in Client Assets and Accounts
(Unaudited)

	Q2-25 % Change		2025		2024
	vs.	vs.	Second	First	Fourth	Third	Second
(In billions, at quarter end, except as noted)	Q2-24	Q1-25	Quarter	Quarter	Quarter	Quarter	Quarter
Assets in client accounts
Schwab One®, certain cash equivalents, and bank deposits	4%	(1)%	$342.7	$345.2	$358.8	$334.1	$330.7
Bank deposit account balances	(3)%	(2)%	82.1	83.7	87.5	84.0	84.5
Proprietary mutual funds (Schwab Funds® and Laudus Funds®) and CTFs
Money market funds (1)	22%	2%	653.5	641.5	596.5	562.1	533.6
Equity and bond funds and CTFs (2)	16%	10%	249.7	227.0	232.2	228.9	214.4
Total proprietary mutual funds and CTFs	21%	4%	903.2	868.5	828.7	791.0	748.0
Mutual Fund Marketplace® (3)
Mutual Fund OneSource® and other no-transaction-fee funds	32%	33%	453.9	340.3	347.8	358.0	344.8
Mutual fund clearing services	13%	6%	298.3	280.6	280.7	280.8	264.7
Other third-party mutual funds	(1)%	(2)%	1,168.5	1,195.4	1,211.1	1,236.5	1,177.5
Total Mutual Fund Marketplace	7%	6%	1,920.7	1,816.3	1,839.6	1,875.3	1,787.0
Total mutual fund assets	11%	5%	2,823.9	2,684.8	2,668.3	2,666.3	2,535.0
Exchange-traded funds
Proprietary ETFs (2)	26%	10%	439.7	398.2	395.0	385.9	349.6
Other third-party ETFs	25%	11%	2,175.6	1,960.1	1,940.6	1,888.2	1,738.6
Total ETF assets	25%	11%	2,615.3	2,358.3	2,335.6	2,274.1	2,088.2
Equity and other securities	15%	11%	4,188.7	3,765.5	3,972.6	3,839.6	3,648.8
Fixed income securities	(1)%	2%	788.0	775.8	762.3	795.4	792.0
Margin loans outstanding	16%	—	(83.4)	(83.6)	(83.8)	(73.0)	(71.7)
Total client assets	14%	8%	$10,757.3	$9,929.7	$10,101.3	$9,920.5	$9,407.5
Client assets by business (4)
Investor Services (5)	14%	9%	$6,069.9	$5,557.4	$5,721.6	$5,576.7	$5,317.5
Advisor Services (6)	15%	7%	4,687.4	4,372.3	4,379.7	4,343.8	4,090.0
Total client assets	14%	8%	$10,757.3	$9,929.7	$10,101.3	$9,920.5	$9,407.5
Net growth in assets in client accounts (for the quarter ended)
Net new assets by business (4)
Investor Services (5)	(22)%	(55)%	$31.2	$69.5	$46.2	$37.2	$40.1
Advisor Services (6)	24%	(33)%	42.4	62.9	62.2	53.6	34.1
Total net new assets	(1)%	(44)%	$73.6	$132.4	$108.4	$90.8	$74.2
Net market gains (losses)			754.0	(304.0)	72.4	422.2	214.9
Net growth (decline)			$827.6	$(171.6)	$180.8	$513.0	$289.1
New brokerage accounts (in thousands, for the quarter ended)	11%	(7)%	1,098	1,183	1,119	972	985
Client accounts (in thousands)
Active brokerage accounts	5%	1%	37,476	37,011	36,456	35,982	35,612
Banking accounts	9%	2%	2,096	2,050	1,998	1,954	1,931
Workplace Plan Participant Accounts (7)	4%	2%	5,586	5,495	5,399	5,388	5,363

(1) Total client assets in purchased money market funds are located at: https://www.aboutschwab.com/investor-relations.
(2) Includes balances held on and off the Schwab platform. As of June 30, 2025, off-platform equity and bond funds, CTFs, and ETFs were $38.0 billion, $4.5 billion, and $156.9 billion, respectively.
(3) Excludes all proprietary mutual funds and ETFs.
(4) In the fourth quarter of 2024, Retirement Business Services moved from Advisor Services to Investor Services. Prior periods have been recast.
(5) Second quarter of 2025 includes net outflows of $6.7 billion from off-platform Schwab Bank Retail CDs. First quarter of 2025 includes net outflows of $5.3 billion from off-platform Schwab Bank Retail CDs. Fourth quarter of 2024 includes net outflows of $5.5 billion from off-platform Schwab Bank Retail CDs and an outflow of $0.6 billion from a large international relationship. Third quarter of 2024 includes net outflows of $4.4 billion from off-platform Schwab Bank Retail CDs and an outflow of $0.1 billion from a large international relationship. Second quarter of 2024 includes net inflows of $2.7 billion from off-platform Schwab Bank Retail CDs and an inflow of $10.3 billion from a mutual fund clearing services client.
(6) Fourth quarter of 2024 includes an outflow of $0.3 billion from a large international relationship.
(7) Includes Retirement Plan Services, Stock Plan Services, Designated Brokerage Services, and Retirement Business Services. Participants may be enrolled in services in more than one Workplace business.

The Charles Schwab Corporation Monthly Activity Report For June 2025

	2024							2025						Change
	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Mo.	Yr.
Market Indices (at month end)
Dow Jones Industrial Average®	39,119	40,843	41,563	42,330	41,763	44,911	42,544	44,545	43,841	42,002	40,669	42,270	44,095	4%	13%
Nasdaq Composite®	17,733	17,599	17,714	18,189	18,095	19,218	19,311	19,627	18,847	17,299	17,446	19,114	20,370	7%	15%
Standard & Poor’s® 500	5,460	5,522	5,648	5,762	5,705	6,032	5,882	6,041	5,955	5,612	5,569	5,912	6,205	5%	14%
Client Assets (in billions of dollars)
Beginning Client Assets	9,206.3	9,407.5	9,572.1	9,737.7	9,920.5	9,852.0	10,305.4	10,101.3	10,333.1	10,280.2	9,929.7	9,892.2	10,349.0
Net New Assets (1)	33.2	29.0	31.5	30.3	22.7	25.5	60.2	30.5	46.6	55.3	1.1	33.6	38.9	16%	17%
Net Market Gains (Losses)	168.0	135.6	134.1	152.5	(91.2)	427.9	(264.3)	201.3	(99.5)	(405.8)	(38.6)	423.2	369.4
Total Client Assets (at month end)	9,407.5	9,572.1	9,737.7	9,920.5	9,852.0	10,305.4	10,101.3	10,333.1	10,280.2	9,929.7	9,892.2	10,349.0	10,757.3	4%	14%
Core Net New Assets (1,2)	29.1	29.0	32.8	33.5	24.6	28.8	61.4	30.6	48.0	59.1	2.7	35.0	42.6	22%	46%
Receiving Ongoing Advisory Services (at month end)
Investor Services	632.9	649.1	663.7	675.1	665.6	688.9	682.0	698.7	703.5	688.8	688.2	711.2	737.6	4%	17%
Advisor Services	4,090.0	4,185.4	4,268.1	4,343.8	4,303.3	4,489.2	4,379.7	4,496.6	4,493.2	4,372.3	4,353.0	4,525.6	4,687.4	4%	15%
Client Accounts (at month end, in thousands)
Active Brokerage Accounts	35,612	35,743	35,859	35,982	36,073	36,222	36,456	36,709	36,861	37,011	37,254	37,375	37,476	—	5%
Banking Accounts	1,931	1,937	1,940	1,954	1,967	1,980	1,998	2,019	2,033	2,050	2,066	2,077	2,096	1%	9%
Workplace Plan Participant Accounts (3)	5,363	5,382	5,373	5,388	5,407	5,393	5,399	5,450	5,464	5,495	5,518	5,563	5,586	—	4%
Client Activity
New Brokerage Accounts (in thousands)	310	327	324	321	331	357	431	433	362	388	439	336	323	(4)%	4%
Client Cash as a Percentage of Client Assets (4)	9.7%	9.6%	9.5%	9.5%	9.8%	9.5%	10.1%	9.8%	10.0%	10.6%	10.5%	10.1%	9.9%	(20) bp	20 bp
Derivative Trades as a Percentage of Total Trades	21.3%	21.2%	20.8%	21.5%	21.4%	19.7%	18.6%	19.3%	19.9%	19.5%	18.4%	21.0%	20.8%	(20) bp	(50) bp
Selected Average Balances (in millions of dollars)
Average Interest-Earning Assets (5)	417,150	417,379	420,191	420,203	422,327	425,789	431,177	431,523	424,805	425,228	430,884	419,638	417,768	—	—
Average Margin Balances	69,730	73,206	73,326	72,755	74,105	76,932	81,507	82,551	84,233	82,725	77,478	79,132	82,339	4%	18%
Average Bank Deposit Account Balances (6)	85,195	83,979	82,806	82,336	83,261	84,385	85,384	84,790	83,089	84,302	84,060	81,495	81,014	(1)%	(5)%
Mutual Funds and Exchange-Traded Funds
Net Buys (Sells) (7,8) (in millions of dollars)
Equities	3,379	10,908	5,609	5,217	7,176	13,226	14,805	10,050	4,987	(1,221)	7,950	10,473	8,987
Hybrid	(843)	(1,155)	(1,377)	(432)	(1,397)	(329)	124	(1,324)	(464)	(603)	(1,663)	(287)	(1,038)
Bonds	6,346	8,651	10,919	11,015	10,442	7,473	10,969	8,747	12,162	11,438	(1,490)	8,483	6,050
Net Buy (Sell) Activity (in millions of dollars)
Mutual Funds (7)	(4,254)	(4,679)	(4,003)	(1,261)	(4,905)	(4,492)	(4,331)	(6,785)	(3,971)	(8,537)	(13,955)	(3,224)	(5,351)
Exchange-Traded Funds (8)	13,136	23,083	19,154	17,061	21,126	24,862	30,229	24,258	20,656	18,151	18,752	21,893	19,350
Money Market Funds	3,858	9,110	8,048	9,672	11,032	9,172	8,956	11,584	12,306	14,586	(6,158)	5,794	5,814
Note: Certain supplemental details related to the information above can be found at: https://www.aboutschwab.com/financial-reports.
(1) Unless otherwise noted, differences between net new assets and core net new assets are net flows from off-platform Schwab Bank Retail CDs. 2024 also includes outflows from a large international relationship of $0.1 billion in August, $0.3 billion in October, and $0.6 billion in November.
(2) Net new assets before significant one-time inflows or outflows, such as acquisitions/divestitures or extraordinary flows (generally greater than $25 billion beginning in 2025; $10 billion in prior periods) relating to a specific client, and activity from off-platform Schwab Bank Retail CDs. These flows may span multiple reporting periods.
(3) Includes Retirement Plan Services, Stock Plan Services, Designated Brokerage Services, and Retirement Business Services. Participants may be enrolled in services in more than one Workplace business.
(4) Schwab One®, certain cash equivalents, bank deposits, third-party bank deposit accounts, and money market fund balances as a percentage of total client assets; client cash excludes brokered CDs issued by Charles Schwab Bank.
(5) Represents average total interest-earning assets on the Company’s balance sheet.
(6) Represents average clients’ uninvested cash sweep account balances held in deposit accounts at third-party financial institutions.
(7) Represents the principal value of client mutual fund transactions handled by Schwab, including transactions in proprietary funds. Includes institutional funds available only to investment managers. Excludes money market fund transactions.
(8) Represents the principal value of client ETF transactions handled by Schwab, including transactions in proprietary ETFs.

THE CHARLES SCHWAB CORPORATION
Non-GAAP Financial Measures
(In millions, except ratios and per share amounts)
(Unaudited)
In addition to disclosing financial results in accordance with generally accepted accounting principles in the U.S. (GAAP), Schwab’s second quarter earnings release contains references to the non-GAAP financial measures described below. We believe these non-GAAP financial measures provide useful supplemental information about the financial performance of the Company, and facilitate meaningful comparison of Schwab’s results in the current period to both historic and future results. These non-GAAP measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and may not be comparable to non-GAAP financial measures presented by other companies.

Schwab’s use of non-GAAP measures is reflective of certain adjustments made to GAAP financial measures as described below.

Non-GAAP Adjustment or Measure	Definition	Usefulness to Investors and Uses by Management
Acquisition and integration-related costs, amortization of acquired intangible assets, and restructuring costs	Schwab adjusts certain GAAP financial measures to exclude the impact of acquisition and integration-related costs incurred as a result of the Company’s acquisitions, amortization of acquired intangible assets, restructuring costs, and, where applicable, the income tax effect of these expenses.

Adjustments made to exclude amortization of acquired intangible assets are reflective of all acquired intangible assets, which were recorded as part of purchase accounting. These acquired intangible assets contribute to the Company’s revenue generation. Amortization of acquired intangible assets will continue in future periods over their remaining useful lives.	We exclude acquisition and integration-related costs, amortization of acquired intangible assets, and restructuring costs for the purpose of calculating certain non-GAAP measures because we believe doing so provides additional transparency of Schwab’s ongoing operations, and is useful in both evaluating the operating performance of the business and facilitating comparison of results with prior and future periods.

Costs related to acquisition and integration or restructuring fluctuate based on the timing of acquisitions, integration and restructuring activities, thereby limiting comparability of results among periods, and are not representative of the costs of running the Company’s ongoing business. Amortization of acquired intangible assets is excluded because management does not believe it is indicative of the Company’s underlying operating performance.
Return on tangible common equity	Return on tangible common equity represents annualized adjusted net income available to common stockholders as a percentage of average tangible common equity. Tangible common equity represents common equity less goodwill, acquired intangible assets — net, and related deferred tax liabilities.	Acquisitions typically result in the recognition of significant amounts of goodwill and acquired intangible assets. We believe return on tangible common equity may be useful to investors as a supplemental measure to facilitate assessing capital efficiency and returns relative to the composition of Schwab’s balance sheet.
Adjusted Tier 1 Leverage Ratio
Adjusted Tier 1 Leverage Ratio represents the Tier 1 Leverage Ratio as prescribed by bank regulatory guidance for the consolidated company and for Charles Schwab Bank, SSB (CSB), adjusted to reflect the inclusion of accumulated other comprehensive income (AOCI) in the ratio.
Inclusion of the impacts of AOCI in the Company’s Tier 1 Leverage Ratio provides additional information regarding the Company’s current capital position. We believe Adjusted Tier 1 Leverage Ratio may be useful to investors as a supplemental measure of the Company’s capital levels.

The Company also uses adjusted diluted EPS and return on tangible common equity as components of performance criteria for employee bonus and certain executive management incentive compensation arrangements. The Compensation Committee of CSC’s Board of Directors maintains discretion in evaluating performance against these criteria. Additionally, the Company uses adjusted Tier 1 Leverage Ratio in managing capital, including its use of the measure as its long-term operating objective.

THE CHARLES SCHWAB CORPORATION
Non-GAAP Financial Measures
(In millions, except ratios and per share amounts)
(Unaudited)
The tables below present reconciliations of GAAP measures to non-GAAP measures:

	Three Months Ended June 30,				Six Months Ended June 30,
	2025		2024		2025		2024
	Total Expenses Excluding Interest	Net Income	Total Expenses Excluding Interest	Net Income	Total Expenses Excluding Interest	Net Income	Total Expenses Excluding Interest	Net Income
Total expenses excluding interest (GAAP), Net income (GAAP)	$3,048	$2,126	$2,943	$1,332	$6,192	$4,035	$5,885	$2,694
Amortization of acquired intangible assets	(128)	128	(129)	129	(258)	258	(259)	259
Acquisition and integration-related costs (1)	—	—	(36)	36	—	—	(74)	74
Restructuring costs (2)	—	—	(10)	10	—	—	18	(18)
Income tax effects (3)	N/A	(32)	N/A	(42)	N/A	(63)	N/A	(75)
Adjusted total expenses (non-GAAP), Adjusted net income (non-GAAP)	$2,920	$2,222	$2,768	$1,465	$5,934	$4,230	$5,570	$2,934
(1) There were no acquisition and integration-related costs for the three and six months ended June 30, 2025. Acquisition and integration-related costs for the three and six months ended June 30, 2024 primarily consist of $18 million and $35 million of compensation and benefits, $12 million and $29 million of professional services, and $5 million of depreciation and amortization.
(2) There were no restructuring costs for the three and six months ended June 30, 2025. Restructuring costs for the three and six months ended June 30, 2024 reflect a benefit due to a change in estimate of $3 million and $34 million in compensation and benefits, offset by $1 million and $3 million of occupancy and equipment expense and $12 million and $13 million of other expense.
(3) The income tax effects of the non-GAAP adjustments are determined using an effective tax rate reflecting the exclusion of non-deductible acquisition costs and are used to present the acquisition and integration-related costs, amortization of acquired intangible assets, and restructuring costs on an after-tax basis.
N/A Not applicable.

	Three Months Ended June 30,				Six Months Ended June 30,
	2025		2024		2025		2024
	Amount	% of Total Net Revenues	Amount	% of Total Net Revenues	Amount	% of Total Net Revenues	Amount	% of Total Net Revenues
Income before taxes on income (GAAP), Pre-tax profit margin (GAAP)	$2,803	47.9%	$1,747	37.2%	$5,258	45.9%	$3,545	37.6%
Amortization of acquired intangible assets	128	2.2%	129	2.8%	258	2.3%	259	2.7%
Acquisition and integration-related costs	—	—	36	0.8%	—	—	74	0.8%
Restructuring costs	—	—	10	0.2%	—	—	(18)	(0.2)%
Adjusted income before taxes on income (non-GAAP), Adjusted pre-tax profit margin (non-GAAP)	$2,931	50.1%	$1,922	41.0%	$5,516	48.2%	$3,860	40.9%

	Three Months Ended June 30,				Six Months Ended June 30,
	2025		2024		2025		2024
	Amount	Diluted EPS	Amount	Diluted EPS	Amount	Diluted EPS	Amount	Diluted EPS
Net income available to common stockholders (GAAP), Earnings per common share — diluted (GAAP)	$1,977	$1.08	$1,211	$.66	$3,773	$2.07	$2,462	$1.34
Amortization of acquired intangible assets	128.07		129.07		258.14		259.14
Acquisition and integration-related costs	—	—	36.02		—	—	74.04
Restructuring costs	—	—	10.01		—	—	(18)	(.01)
Income tax effects	(32)	(.01)	(42)	(.03)	(63)	(.04)	(75)	(.04)
Adjusted net income available to common stockholders (non-GAAP), Adjusted diluted EPS (non-GAAP)	$2,073	$1.14	$1,344	$.73	$3,968	$2.17	$2,702	$1.47

THE CHARLES SCHWAB CORPORATION
Non-GAAP Financial Measures
(In millions, except ratios and per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Return on average common stockholders’ equity (GAAP)	19%	14%	18%	15%
Average common stockholders’ equity	$41,504	$33,991	$40,936	$33,264
Less: Average goodwill	(11,951)	(11,951)	(11,951)	(11,951)
Less: Average acquired intangible assets — net	(7,551)	(8,067)	(7,615)	(8,132)
Plus: Average deferred tax liabilities related to goodwill and acquired intangible assets — net	1,710	1,747	1,716	1,753
Average tangible common equity	$23,712	$15,720	$23,086	$14,934
Adjusted net income available to common stockholders (1)	$2,073	$1,344	$3,968	$2,702
Return on tangible common equity (non-GAAP)	35%	34%	34%	36%
(1) See table above for the reconciliation of net income available to common stockholders to adjusted net income available to common stockholders (non-GAAP).

	(Preliminary)
	June 30, 2025
	CSC	CSB
Tier 1 Leverage Ratio (GAAP)	9.8%	12.2%
Tier 1 Capital	$44,267	$32,114
Plus: AOCI adjustment	(12,589)	(10,932)
Adjusted Tier 1 Capital	31,678	21,182
Average assets with regulatory adjustments	451,314	264,107
Plus: AOCI adjustment	(13,231)	(11,623)
Adjusted average assets with regulatory adjustments	$438,083	$252,484
Adjusted Tier 1 Leverage Ratio (non-GAAP)	7.2%	8.4%